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                                    EXHIBIT
                                   ITEM 23(P)

                     DAVIS TAX-FREE HIGH INCOME FUND, INC.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Sheldon R. Stein and Arthur Don, and each of them, as the undersigned's attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 (Registration No. 2-74216) and/or the Investment Company Act of 1940 (Registration No. 811-3270), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all other applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the date listed below.

REGISTRANT:

Davis Tax-Free High Income Fund, Inc. (Registrant)

By: /s/ Jeremy H. Biggs                                    Date: July 28, 1998
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        Jeremy H. Biggs
        Chairman of the Board of Directors


OFFICERS:

/s/ Shelby M.C. Davis                                      Date: July 28, 1998
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Shelby M.C. Davis
President

/s/ Sharra L. Reed                                         Date: July 28, 1998
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Sharra L. Reed
Treasurer, Chief Financial Officer, and
Chief Accounting Officer



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DIRECTORS:

Wesley E. Bass, Jr.                                        Date: July 28, 1998
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Wesley E. Bass, Jr.

/s/ Jeremy H. Biggs                                        Date: July 28, 1998
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Jeremy H. Biggs

Marc P.Blum                                                Date: July 28, 1998
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Marc P. Blum

Andrew A. Davis                                            Date: July 28, 1998
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Andrew A. Davis

/s/ Christopher C. Davis                                   Date: July 28, 1998
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Christopher C. Davis

/s/ Jerry D. Geist                                         Date: July 28, 1998
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Jerry D. Geist

/s/ D. James Guzy                                          Date: July 28, 1998
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D. James Guzy

/s/ G. Bernard Hamilton                                    Date: July 28, 1998
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G. Bernard Hamilton

LeRoy E. Hoffberger                                        Date: July 28, 1998
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LeRoy E. Hoffberger

/s/ Laurence W. Levin                                      Date: July 28, 1998
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Laurence W. Levine

/s/ Christian R. Sonne                                     Date: July 28, 1998
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Christian R. Sonne